                                                                    EXHIBIT 99.1

                       UNITED STATES BANKRUPTCY COURT
                       NORTHERN DISTRICT OF CALIFORNIA

In re: Auspex Systems, Inc.         CASE NO.    03-52596MSJ

                                    CHAPTER 11
                                    MONTHLY OPERATING REPORT
                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED: 06/30/03                           PETITION DATE: 04/22/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
         Dollars reported in  $1

                                                                                 END OF CURRENT    END OF PRIOR   AS OF PETITION
2.       ASSET AND LIABILITY STRUCTURE                                               MONTH             MONTH          FILING
                                                                                 --------------    ------------   --------------
         a.  Current Assets                                                      $    9,739,531    $  2,299,785
                                                                                 --------------    ------------
         b.  Total Assets                                                        $   10,067,564    $  2,830,652         $0
                                                                                 --------------    ------------         --
         c.  Current Liabilities                                                 $       96,440    $    823,320
                                                                                 --------------    ------------
         d.  Total Liabilities                                                   $    1,976,399    $  4,755,180         $0
                                                                                 --------------    ------------         --

                                                                                                                    CUMULATIVE
3.       STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                     CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                                 --------------    -----------    --------------
         a.  Total Receipts                                                       $   1,098,209    $   479,535     $  1,577,744
                                                                                  -------------    -----------     ------------
         b.  Total Disbursements                                                  $   1,124,240    $   483,615     $  1,607,855
                                                                                  -------------    -----------     ------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          ($      26,031)  ($     4,080)   ($     30,111)
                                                                                  -------------    -----------     ------------
         d.  Cash Balance Beginning of Month                                      $     330,920    $   335,000     $    335,000
                                                                                  -------------    -----------     ------------
         e.  Cash Balance End of Month (c + d)                                    $     304,889    $   330,920     $    304,889
                                                                                  -------------    -----------     ------------

                                                                                                                   CUMULATIVE
                                                                                  CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                                  -------------    -----------    --------------
4.       PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                           $   5,248,350    ($11,166,264)
                                                                                  -------------    ------------   --------------
5.       ACCOUNT RECEIVABLES (PRE AND POST PETITION)                              $   9,025,048     $   706,919
                                                                                  -------------     -----------
6.       POST-PETITION LIABILITIES                                                $      96,440     $   823,320
                                                                                  -------------     -----------
7.       PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                   $           0     $         0
                                                                                  -------------     -----------

AT THE END OF THIS REPORTING MONTH:                                                                     YES            NO
                                                                                                        ---            --
8.       Have any payments been made on pre-petition debt, other than payments in the normal                            X
         course to secured creditors or lessors? (if yes, attach listing including date of         --------------  ----------
         payment, amount of payment and name of payee)

9.       Have any payments been made to professionals?  (if yes, attach listing including date of                       X
         payment, amount of payment and name of payee)                                             --------------  ----------

10.      If the answer is yes to 8 or 9, were all such payments approved by the court?             --------------  ----------

11.      Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,            X
         attach listing including date of payment, amount and reason for                           --------------  ----------
         payment, and name of payee)

12.      Is the estate insured for replacement cost of assets and for general liability?                  X
                                                                                                   --------------  ----------
13.      Are a plan and disclosure statement on file?                                                                   X
                                                                                                   --------------  ----------
14.      Was there any post-petition borrowing during this reporting period?                                            X

15.      Check if paid: Post-petition taxes ___;   U.S. Trustee Quarterly Fees __;   Check if filing is current for: Post-petition
         tax reporting and tax returns:     ___.

         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 7/22/2003 0:00                                /s/ Peter R. Simpson
                                                    ----------------------------
                                                    Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 06/30/03

               CURRENT MONTH
---------------------------------------
                                                                                                         CUMULATIVE      NEXT MONTH
   ACTUAL        FORECAST    VARIANCE                                                                  (CASE TO DATE)     FORECAST
-----------      --------   -----------                                                                  ----------      ----------
                                                 REVENUES:
 $   80,350                  $   80,350        1  Gross Sales                                            $   480,214
-----------      --------   -----------                                                                  -----------      ----------
 $        0                  $        0        2  less: Sales Returns & Allowances                       $    75,000
-----------      --------   -----------                                                                  -----------      ----------
 $   80,350      $      0    $   80,350        3  Net Sales                                              $   405,214      $        0
-----------      --------   -----------                                                                  -----------      ----------
 $  650,590  C              ($  650,590)       4  less: Cost of Goods Sold  (Schedue 'B')        C       $ 1,190,343
-----------      --------   -----------                                                                  -----------      ----------
($  570,240)     $      0   ($  570,240)       5  Gross Profit                                          ($   785,129)     $        0
-----------      --------   -----------                                                                  -----------      ----------
                             $        0        6  Interest
-----------      --------   -----------                                                                  -----------      ----------
                             $        0        7  Other Income:
-----------      --------    ----------                        ---------------------------------         -----------      ----------
                             $        0        8
-----------      --------   -----------          -----------------------------------------------         -----------      ----------
 $  444,175  A               $  444,175   A    9 Deferred Service Revenue Amortization           A       $   992,463
-----------      --------   -----------                                                                  -----------      ----------
(  $126,065)     $      0   ($  126,065)      10    TOTAL REVENUES                                       $   207,334      $        0
-----------      --------   -----------                                                                  -----------      ----------
                                                 EXPENSES:
 $   57,692                 ($   57,692)      11  Compensation to Owner(s)/Officer(s)                    $   101,921
-----------      --------   -----------                                                                  -----------      ----------
 $  424,222                 ($  424,222)      12  Salaries                                               $   711,313
-----------      --------   -----------                                                                  -----------      ----------
 $    9,865                 ($    9,865)      13  Commissions                                            $     9,865
-----------      --------   -----------                                                                  -----------      ----------
                             $        0       14  Contract Labor
-----------      --------   -----------                                                                  -----------      ----------
                                                  Rent/Lease:
                             $        0       15    Personal Property
-----------      --------   -----------                                                                  -----------      ----------
 $  221,784  A              ($  221,784)      16    Real Property                                A       $   436,834
-----------      --------   -----------                                                                  -----------      ----------
 $   54,569  A              ($   54,569)      17  Insurance                                      A       $   214,115
-----------      --------   -----------                                                                  -----------      ----------
 $        0  A               $        0       18  Management Fees                                A       $   120,000
-----------      --------   -----------                                                                  -----------      ----------
 $  225,510  A              ($  225,510)      19  Depreciation                                   A       $   547,988
-----------      --------   -----------                                                                  -----------      ----------
                                                  Taxes:
 $   26,202                 ($   26,202)      20    Employer Payroll Taxes                               $    45,655
-----------      --------   -----------                                                                  -----------      ----------
 $   12,747  A              ($   12,747)      21    Real Property Taxes                          A       $    37,799
-----------      --------   -----------                                                                  -----------      ----------
 $   16,375  A              ($   16,375)      22    Other Taxes                                  A       $    29,208
-----------      --------   -----------                                                                  -----------      ----------
 $    6,510                 ($    6,510)      23  Other Selling                                          $     6,510
-----------      --------   -----------                                                                  -----------      ----------
 $        0                  $        0       24  Other Administrative
-----------      --------   -----------                                                                  -----------      ----------
                             $        0       25  Interest
-----------      --------   -----------                                                                  -----------      ----------
 $    4,868                 ($    4,868)      26  Other Expenses: Postage & Freight                      $    15,462
-----------      --------   -----------                                                                  -----------      ----------
 $   73,387                 ($   73,387)      27  Telephone/Utilities                                    $   131,035
-----------      --------   -----------           ---------------------------------------------          -----------      ----------
 $    4,086                 ($    4,086)      28  Janitorial                                             $    14,095
-----------      --------   -----------           ---------------------------------------------          -----------      ----------
 $        0                  $        0       29  Security                                               $     2,043
-----------      --------   -----------           ---------------------------------------------          -----------      ----------
 $    1,431                 ($    1,431)      30  Equipment Maint/Repair                                 $     4,909
-----------      --------   -----------           ---------------------------------------------          -----------      ----------
 $        0                  $        0       31  Less: Service Costs Classified in COGS                ($   318,056)
-----------      --------   -----------           ---------------------------------------------          -----------      ----------
 $        0                  $        0       32  Less: Manufacturing Costs Classified in COGS          ($    44,342)
-----------      --------   -----------           ---------------------------------------------          -----------      ----------
 $      726                 ($      726)      33  Misc                                                   $     5,385
-----------      --------   -----------           ---------------------------------------------          -----------      ----------
 $   96,146                 ($   96,146)      34  Outside Services for Customer Service                  $    96,146
-----------      --------   -----------           ---------------------------------------------          -----------      ----------
 $1,236,120      $      0   ($1,236,120)      35     TOTAL EXPENSES                                      $ 2,167,885      $        0
-----------      --------   -----------                                                                  -----------      ----------
($1,362,185)     $      0   ($1,362,185)      36 SUBTOTAL                                               ($ 1,960,551)     $        0
-----------      --------   -----------                                                                  -----------      ----------
                                                 REORGANIZATION ITEMS:
($  132,533) A               $  132,533       37  Professional Fees                                     ($   132,533)
-----------      --------   -----------                                                                  -----------      ----------
                             $        0       38  Provisions for Rejected Executory Contracts
-----------      --------   -----------                                                                  -----------      ----------
                             $        0       39  Interest Earned on Accumulated Cash from
                                                  Resulting Chp 11 Case
-----------      --------   -----------                                                                  -----------      ----------
 $6,743,068  D               $6,743,068       40  Gain or (Loss) from Sale of Equipment          D       $ 6,743,068
-----------      --------   -----------                                                                  -----------      ----------
                             $        0       41  U.S. Trustee Quarterly Fees
-----------      --------   -----------                                                                  -----------      ----------
 $        0  B               $        0       42  Restructuring Balance Sheet for BK             B       (10,567,898)
-----------      --------   -----------           --------------------------------------------           -----------      ----------
 $6,610,535      $      0    $6,610,535       43     TOTAL REORGANIZATION ITEMS                         ($ 3,957,363)     $        0
-----------      --------   -----------                                                                  -----------      ----------
 $5,248,350      $      0    $5,248,350       44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES        ($ 5,917,914)     $        0
-----------      --------   -----------                                                                  -----------      ----------
                             $        0       45  Federal & State Income Taxes
-----------      --------   -----------                                                                  -----------      ----------
 $5,248,350      $      0    $5,248,350       46  NET PROFIT (LOSS)                                     ($ 5,917,914)     $        0
===========      ========    ==========                                                                  ===========      ==========

A. These amounts represent amortization of prepaid expenses in conformity with GAAP accrual accounting.

B. Balance sheet clean up. Primarily represents clean up of Intercompany A/R of our International subsidiaries.

C.  Residual inventory written off.

D. Proceeds from sale of intellectual property ($8.975 mil) and service business ($280k) netted against fixed asset write-off and deferred revenue transferred.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                           FOR THE MONTH ENDED 06/30/03

         ASSETS
                                                             FROM SCHEDULES        MARKET VALUE
                                                             --------------        ------------
     CURRENT ASSETS

1        Cash and cash equivalents - unrestricted                                  $    246,654
                                                                                   ------------
2        Cash and cash equivalents - restricted                                    $     58,235
                                                                                   ------------
3        Accounts receivable (net)                                 A               $  9,025,048
                                                                                   ------------
4        Inventory                                                 B               $          0
                                                                                   ------------
5        Prepaid expenses                                                          $    133,312
                                                                                   ------------
6        Professional retainers                                                    $    276,282
                                                                                   ------------
7        Other:
               ----------------------------------                                  ------------
8
         ----------------------------------------                                  ------------
9        TOTAL CURRENT ASSETS                                                      $  9,739,531
                                                                                   ------------

     PROPERTY AND EQUIPMENT (MARKET VALUE)

10       Real property                                             C               $          0
                                                                                   ------------
11       Machinery and equipment                                   D               $    130,000
                                                                                   ------------
12       Furniture and fixtures                                    D               $          0
                                                                                   ------------
13       Office equipment                                          D               $          0
                                                                                   ------------
14       Leasehold improvements                                    D               $          0
                                                                                   ------------
15       Vehicles                                                  D               $          0
                                                                                   ------------
16       Other:                                                    D               ------------
               ----------------------------------
17                                                                 D               ------------
         ----------------------------------------
18                                                                 D               ------------
         ----------------------------------------
19                                                                 D               ------------
         ----------------------------------------
20                                                                 D               ------------
         ----------------------------------------

21       TOTAL PROPERTY AND EQUIPMENT                                              $    130,000
                                                                                   ------------

     OTHER ASSETS

22       Loans to shareholders                                                     ------------

23       Loans to affiliates                                                       ------------

24       Long Term Deposits - 2800 Scott Blvd
         facility & North                                                          $    198,033
                                                                                   ------------

25       Carolina facility                                                         ------------

26                                                                                 ------------
         ----------------------------------------
27                                                                                 ------------
         ----------------------------------------
28       TOTAL OTHER ASSETS                                                        $    198,033
                                                                                   ------------

29       TOTAL ASSETS                                                              $ 10,067,564
                                                                                   ============

         NOTE:
         $8.9 million in accounts receivable represents cash held by Cooley Godward, LLP from sale of intellectual property and service business.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

          POST-PETITION

       CURRENT LIABILITIES

30        Salaries and wages                                                              $       39,472
                                                                                          --------------
31        Payroll taxes                                                                   $        3,608
                                                                                          --------------
32        Real and personal property taxes                                                $            0
                                                                                          --------------
33        Income taxes                                                                    $            0
                                                                                          --------------
34        Sales taxes                                                                     $       11,196
                                                                                          --------------
35        Notes payable (short term)
                                                                                          --------------
36        Accounts payable (trade)                                                 A      $       28,000
                                                                                          --------------
37        Real property lease arrearage                                                   $            0
                                                                                          --------------
38        Personal property lease arrearage                                               $            0
                                                                                          --------------
39        Accrued professional fees                                                       $            0
                                                                                          --------------
40        Current portion of long-term post-petition debt (due within 12 months)          $            0
                                                                                          --------------
41        Other:                                                                          $            0
          -------------------------------------------                                     --------------
42        Warranty                                                                        $        9,750
          -------------------------------------------                                     --------------
43        Misc                                                                            $        4,414
          -------------------------------------------                                     --------------
44        TOTAL CURRENT LIABILITIES                                                       $       96,440
                                                                                          --------------
45     LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                          --------------
46        TOTAL POST-PETITION LIABILITIES                                                 $       96,440
                                                                                          --------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47        Secured claims                                                           F      $            0
                                                                                          --------------
48        Priority unsecured claims                                                F      $       43,910
                                                                                          --------------
49        General unsecured claims                                                 F      $    1,836,049
                                                                                          --------------
50        TOTAL PRE-PETITION LIABILITIES                                                  $    1,879,959
                                                                                          --------------
51        TOTAL LIABILITIES                                                               $    1,976,399
                                                                                          --------------
     EQUITY (DEFICIT)

52        Retained Earnings/(Deficit) at time of filing                                   $ (201,251,104)
                                                                                          --------------
53        Capital Stock 120,000,000 shares authorized, 45,854,703
          issued & outstanding                                                            $       45,855
                                                                                          --------------
54        Additional paid-in capital                                                      $  215,214,328
                                                                                          --------------
55        Cumulative profit/(loss) since filing of case                                   $   (5,917,914)
                                                                                          --------------
56        Post-petition contributions/(distributions) or (draws)
                                                                                          --------------

57                 ----------------------------------------------                         --------------

58        Market value adjustment

                                                                                          --------------
59                 TOTAL EQUITY (DEFICIT)                                                 $    8,091,165
                                                                                          --------------
60        TOTAL LIABILITIES AND EQUITY (DEFICIT)                                          $   10,067,564
                                                                                          ==============

Payment to Professionals

Cooley, Godward LLP         $ 132,533

Officer Payments

                                     Salary Paid          Expense Reports
                                    Post petition          Post petition
                                       to date               to date
Michael Worhach                      $  101,921              $  5,285

Peter Simpson                                 *              $  3,734

Dennis Dunnigan                               *              $      0
                                     --------------------------------
   Totals                            $  101,921              $  9,019

     *Compensation shown under management fees

                         SCHEDULES TO THE BALANCE SHEET
                            (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                     ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                             ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
RECEIVABLES AND PAYABLES AGINGS           [PRE AND POST PETITION]      [POST PETITION]    POST PETITION DEBT
                                          -----------------------     ----------------    ------------------
   0 -30 Days                                  $   8,958,411              $  28,000
                                               -------------              ---------
   31-60 Days                                  $     119,092
                                               -------------              ---------
   61-90 Days                                  $     209,774                                   $      0
                                               -------------              ---------            --------
   91+ Days                                    $      16,730
                                               -------------              ---------
   Total accounts receivable/payable           $   9,304,007              $  28,000
                                               -------------              =========
   Allowance for doubtful accounts             $     278,959
                                               -------------
   Accounts receivable (net)                   $   9,025,048
                                               =============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)      INVENTORY(IES)BALANCE     COST OF GOODS SOLD
                                          AT END OF MONTH
                                                                INVENTORY BEGINNING OF MONTH       650590
                                                                                                ---------
                                                                Add -
Retail/Restaurants -                                            Net purchase                    ---------
Product for resale                        ---------------       Direct labor
                                                                                                ---------
                                                                Manufacturing overhead          $       0
                                                                                                ---------
Distribution -                                                  Freight in
                                                                                                ---------
Products for resale                       ---------------       Other:
                                                                                                ---------
                                                                Write-off Inventory             $       0
                                                                                                ---------
Manufacturer -                                                  ----------------------------    $       0
                                                                ----------------------------    ---------
Raw Materials                             $             0
                                          ---------------
Work-in-progress                          $             0       Less -
                                          ---------------
Finished goods                            $             0       Inventory End of Month          $       0
                                          ---------------                                       ---------
                                                                Shrinkage                       $       0
                                                                                                ---------
Other - Explain                                                 Personal Use
                                          ---------------                                       ---------
                                                                Cost of Goods Sold              $ 650,590
                                          ---------------                                       =========
---------------
---------------
TOTAL                                     $             0
                                          ===============

              METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system         Indicate by a checkmark method of inventory used.
                Yes [X]     No [ ]
How often do you take a complete physical inventory?          Valuation methods -
                                                                FIFO cost                           ---------

Weekly                     --------                             LIFO cost                           ---------

Monthly                    --------                             Lower of cost or market                     x

Quarterly                         x                             Retail method                       ---------
                           --------
Semi-annually                                                   Other
                           --------                                                                 ---------
Annually                                                         Explain
                           --------                                                                 ---------
Date of last physical inventory was   4/18/2003 0:00
                                      --------------          -----------------------------------------------

                                                              -----------------------------------------------
Date of next physical inventory is    Unknown
                                      --------------          -----------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                       COST       MARKET VALUE
                                                  ----       ------------
    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------
    Total                                     $         0    $          0
                                              ===========    ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                      COST        MARKET VALUE
                                                 ----        ------------
Machinery & Equipment -
                                              $         0
    -------------------------------------     -----------    ------------
                                              $         0
    -------------------------------------     -----------    ------------
    Computer Hardware & Software              $   130,000    $ 130,000.00
    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------
    Total                                     $   130,000    $    130,000
                                              ===========    ============

Furniture & Fixtures -
    Desks, Chairs, Workbenches, etc           $         0    $       0.00
    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------
    Total                                     $         0    $          0
                                              ===========    ============

Office Equipment -

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------
    Total                                     $         0    $          0
                                              ===========    ============

Leasehold Improvements -

                                              $         0    $       0.00
    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------
    Total                                     $         0    $          0
                                              ===========    ============

Vehicles -

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------

    -------------------------------------     -----------    ------------
    Total                                     $         0    $          0
                                              ===========    ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                 0-30 DAYS    31-60 DAYS    61-90 DAYS    91+ DAYS     TOTAL
                                 ---------    ----------    ----------    --------    --------
TAXES PAYABLE
FEDERAL
    Income Tax Withholding       $       0                                            $      0
                                 ---------    ----------    ----------    --------    --------
    FICA - Employee                                                                   $      0
                                 ---------    ----------    ----------    --------    --------
    FICA - Employer              $   3,608                                            $  3,608
                                 ---------    ----------    ----------    --------    --------
    Unemployment (FUTA)                                                               $      0
                                 ---------    ----------    ----------    --------    --------
    Income                                                                            $      0
                                 ---------    ----------    ----------    --------    --------
    Other (Attach List)                                                               $      0
                                 ---------    ----------    ----------    --------    --------
TOTAL FEDERAL TAXES              $   3,608    $        0    $        0    $      0    $  3,608
                                 ---------    ----------    ----------    --------    --------
STATE AND LOCAL
    Income Tax Withholding                                                            $      0
                                 ---------    ----------    ----------    --------    --------
    Unemployment (UT)                                                                 $      0
                                 ---------    ----------    ----------    --------    --------
    Disability Insurance (DI)                                                         $      0
                                 ---------    ----------    ----------    --------    --------
    Empl. Training Tax (ETT)                                                          $      0
                                 ---------    ----------    ----------    --------    --------
    Sales                        $  11,196                                            $ 11,196
                                 ---------    ----------    ----------    --------    --------
    Excise                                                                            $      0
                                 ---------    ----------    ----------    --------    --------
    Real property                                                                     $      0
                                 ---------    ----------    ----------    --------    --------
    Personal property                                                                 $      0
                                 ---------    ----------    ----------    --------    --------
    Income                                                                            $      0
                                 ---------    ----------    ----------    --------    --------
    Other (Attach List)                                                               $      0
                                 ---------    ----------    ----------    --------    --------
TOTAL STATE & LOCAL TAXES        $  11,196    $        0    $        0    $      0    $ 11,196
                                 ---------    ----------    ----------    --------    --------
TOTAL TAXES                      $  14,804    $        0    $        0    $      0    $ 14,804
                                 =========    ==========    ==========    ========    ========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                  CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -        AMOUNT      AMOUNT (b)
-------------------------------------------        ------      ----------
    Secured claims (a)
                                                 ----------    ----------
    Priority claims other than taxes
                                                 ----------    ----------
    Priority tax claims                          $   43,910    $   43,910
                                                 ----------    ----------
    General unsecured claims                     $  1,836,0    $1,836,049
                                                 ----------    ----------

    (a)  List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                        ACCOUNT 1   ACCOUNT 2   ACCOUNT 3   ACCOUNT 4
                                        ---------   ---------   ---------   ---------
Bank
                                        ---------   ---------   ---------   ---------
Account Type
                                        ---------   ---------   ---------   ---------
Account No.
                                        ---------   ---------   ---------   ---------
Account Purpose
                                        ---------   ---------   ---------   ---------
Balance, End of Month
                                        ---------   ---------   ---------   ---------
Total Funds on Hand for all Accounts    $       0
                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 06/30/03

                                                                         Actual          Cumulative
                                                                     Current Month     (Case to Date)
                                                                     -------------     --------------
  CASH RECEIPTS
1      Rent/Leases Collected
                                                                     --------------    --------------
2      Cash Received from Sales                                       $     738,159     $   1,062,545
                                                                     --------------    --------------
3      Interest Received                                              $         152     $       1,216
                                                                     --------------    --------------
4      Borrowings                                                     $           0
                                                                     --------------    --------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                     --------------    --------------
6      Capital Contributions
                                                                     --------------    --------------
7      Legal Retainer refunds                                         $           0     $     128,018
       ---------------------------------------------------------     --------------    --------------
8      Employee contribution to Cobra                                 $       9,890     $      20,265
       ---------------------------------------------------------     --------------    --------------
9      Employee 401K                                                  $           8     $       9,214
       ---------------------------------------------------------     --------------    --------------
10     Misc Vendor Refund                                             $           0     $       6,486
       ---------------------------------------------------------     --------------    --------------
11     Funding from proceeds of IP sale for operations                $     350,000     $     350,000
       ---------------------------------------------------------     --------------    --------------

12          TOTAL CASH RECEIPTS                                       $   1,098,209     $   1,577,744
                                                                     --------------    --------------
  CASH DISBURSEMENTS
13     Payments for Inventory
                                                                     --------------    --------------
14     Selling
                                                                     --------------    --------------
15     Administrative                                                 $     206,887     $     308,906
                                                                     --------------    --------------
16     Capital Expenditures
                                                                     --------------    --------------
17     Principal Payments on Debt
                                                                     --------------    --------------
18     Interest Paid
                                                                     --------------    --------------
       Rent/Lease:
                                                                     --------------    --------------
19          Personal Property
                                                                     --------------    --------------
20          Real Property                                             $     355,784     $     409,499
                                                                     --------------    --------------
       Amount Paid to Owner(s)/Officer(s)
                                                                                       --------------
21          Salaries                                                  $      57,692     $     103,844
                                                                     --------------    --------------
22          Draws
                                                                     --------------    --------------
23          Commissions/Royalties                                     $       9,865     $       9,865
                                                                     --------------    --------------
24          Expense Reimbursements                                    $       9,019     $      14,706
                                                                     --------------    --------------
25          Other
                                                                     --------------    --------------
26     Salaries/Commissions (less employee withholding)               $     447,877     $     687,105
                                                                     --------------    --------------
27     Management Fees
                                                                     --------------    --------------
       Taxes:
28          Employee Withholding
                                                                     --------------    --------------
29          Employer Payroll Taxes                                    $      26,202     $      45,655
                                                                     --------------    --------------
30          Real Property Taxes
                                                                     --------------    --------------
31          Other Taxes                                               $       8,801     $      12,958
                                                                     --------------    --------------
32     Other Cash Outflows:
                                                                     --------------    --------------
33          401K Payment                                              $           0     $       9,206
       ---------------------------------------------------------     --------------    --------------
34           Flexible benefits                                        $       2,113     $       6,089
       ---------------------------------------------------------     --------------    --------------
35          Bank Fees                                                 $           0     $          22
       ---------------------------------------------------------     --------------    --------------
36
       ---------------------------------------------------------     --------------    --------------
37
       ---------------------------------------------------------     --------------    --------------

38          TOTAL CASH DISBURSEMENTS:                                 $   1,124,240     $   1,607,855
                                                                     --------------    --------------

39 NET INCREASE (DECREASE) IN CASH                                   ($      26,031)   ($      30,111)
                                                                     --------------    --------------

40 CASH BALANCE, BEGINNING OF PERIOD                                  $     330,920     $     335,000
                                                                     --------------    --------------

41 CASH BALANCE, END OF PERIOD                                        $     304,889     $     304,889
                                                                     ==============    ==============